                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-3400, 33-57308, 33-59697 and 333-36497).




                                       ARTHUR ANDERSEN LLP




Los Angeles, California
February 26, 1999








                                   EXHIBIT 23


                                      25